THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Japan Equity Fund, Inc. (the "Fund") is a diversified, closed-end management investment company. Prior to May 1, 2000, the Fund invested substantially all of its assets in equity securities of non-financial Japanese companies whose securities are traded on the First Section of the Tokyo Stock Exchange ("TSE"). Upon the shareholders' approval at the 2000 Annual Meeting of Stockholders, effective April 28, 2000, the Fund's investment objective has been changed.

    The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the sectors of the Tokyo Stock Price Index (TOPIX), a composite market-capitalization weighted index of all common stocks listed on the First or Second Section of the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. Daiwa SB Investments (U.S.A.) Ltd. is the Fund's Investment Manager. Daiwa SB Investments Ltd. is the Fund's Investment Adviser. Effective January 1, 2000, the Fund implements an "active" portfolio management policy, which is an approach that involves quantitative valuation of securities to identify an appropriate universe of securities from which to select investments, with judgmental analysis then applied to this universe to determine the actual investments to be made by the Fund.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "JEQ". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also appears in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020.

INQUIRIES

    It is the policy of the Fund to respond to inquiries about its portfolio holdings and performance. Such inquiries may be directed to the Fund at
(800) 852-4750 or (302) 791-2748, or to Daiwa Securities Trust Company at
(800) 933-3440 or (201) 915-3650. Inquiries concerning your share account should be directed to the Fund at either (800) 852-4750 or (302) 791-2748. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through PFPC Inc. (the "Plan Agent"). A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 852-4750 or (302) 791-2748, or by writing The Japan Equity Fund, Inc., c/o PFPC Inc., P.O. Box 8950, Wilmington, DE 19899.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

                                                                    June 1, 2000
DEAR SHAREHOLDERS:

    It is our pleasure, on behalf of the Board of Directors to present the semi-annual report for The Japan Equity Fund, Inc. (the "Fund"), for the six-months ended April 30, 2000.

BACKGROUND

    Effective April 28, 2000, the objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX"). As a result of this change in investment objective, the Fund is now permitted to invest in companies in the financial services sector of the TOPIX. Stock selection in Japan is facilitated by the use of a value screen applied to all stocks listed on the First and Second Sections of the Tokyo Stock Exchange ("TSE"), the over-the-counter market in Japan and listed on other stock exchanges in Japan. The way in which the Fund seeks to meet its objective is to identify under-valued stocks by examining certain fundamental characteristics of stocks which are listed on the exchanges listed above. These fundamental characteristics include, among others, the earnings-to-price ratio and the book-to-price ratio. This method of stock selection results in a master list of 300 stocks (from a universe of 3,300 stocks) from which stocks are selected for the Fund in accordance with predetermined sector and size parameters.

    This method of stock selection replaces the prior quantitative strategy that weighted fundamental characteristics by a method known as the Daiwa Portfolio Optimization System ("DPOS"), which was developed by Daiwa Securities Trust Company ("DSTC").

PERFORMANCE OF THE JAPANESE STOCK MARKET

    At the end of April, the Tokyo stock market remained lackluster and in the midst of a correction phase. The Nikkei 225 closed the month of April at 17,973, its yearly low, and fell 11.6% from the end of March. Apart from U.S. factors which included interest rate hikes and a declining Nasdaq, the Tokyo market was affected by revisions to the Nikkei 225 and the impact of a sell-off by foreign investors. A drastic revision of the Nikkei 225 average took place on April 15(th) by replacing 30 depressed "old economy" stocks with 30 high priced "new economy" stocks - many in the technology sector. This resulted in frantic trading by index fund managers and arbitragers that were adjusting their portfolios to the new index. The sensitivity of the Nikkei to the Nasdaq will now be much greater due to the larger weight of the Nikkei in technology stocks.

    Net sales by foreigners reached Y846 billion in April, the largest since February 1990. Profit taking of overpriced technology, media and telecommunication ("TMT") related investments that were affected by the correction of the Nasdaq and the liquidation of positions held by foreign brokers are speculated to have accounted for the majority of net sales.

    On the domestic front, we believe the economy will continue to improve. We are currently in the midst of the earnings announcement season. We expect earnings to be in line or better than expected as corporate restructuring continues. Additionally, we expect a slow inflow of individual money to enter the stock market as volatility subsides. We remain bullish on the outlook for the Japanese market. Short-term we expect some market volatility, however, long-term we believe the economy will continue to improve with strong fundamentals. We will focus on reasonably valued companies with positive earnings.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

FUND PERFORMANCE

    As of April 30, 2000, the Fund's net assets were approximately $109.6 million, which represents a net asset value of $10.13 per share. The return on the Fund's net assets was 7.88% since the Fund's fiscal year-end on October 31, 1999. Over the same semi-annual period, the Benchmark (TOPIX) return was 9.13%, as measured in U.S. Dollars.

    The change in net asset value in U.S. Dollars depends on several factors such as: (1) the percentage change in the Benchmark during the period; (2) the over- or under- performance of the Fund's portfolio, after expenses, relative to the Benchmark; (3) the change in the Japanese Yen/U.S. Dollar exchange rate; and
(4) dividends paid by the Fund during the measurement period.

    Our investment strategy is to invest in undervalued securities based on intensive bottom-up analysis supported by quantitative screening. In our research efforts, we placed a priority in evaluation of the top management, and its commitment to enhance shareholders' value through clear-cut strategies, including restructuring, that will be eventually reflected in share prices. We add value primarily through a bottom-up stock selection approach for the fundamental Japan equity product.

    It is important to emphasize again that it has not been an objective of the Fund to predict changes in its Benchmark. Rather, its goal is to outperform the Benchmark, while staying fairly fully invested. Specifically, the goal is to hold no more than 5% in cash. On April 30, 2000, the proportion of the Fund's net assets invested in Japanese equities listed on the First Section of the TSE was 95.34%, while short-term investment and other net assets represented 4.66%.

    The invested position of the Fund's assets consisted of common stocks of companies operating in 26 different industries. The Fund had relatively large weightings in Electric Appliances (24.46% of net assets.) Communication (13.53%), Transportation Equipment (9.65%), Chemicals (8.41%), Pharmaceuticals (7.39%), Services (6.82%) and Retail Trade (5.39%).

    Since the Fund's last fiscal year ended October 31, 1999, the Fund's market price on the New York Stock Exchange ("NYSE") ranged from a low of $7 5/8 per share on April 24, 2000 to a high of $10 on December 7, 1999. The Fund's NYSE market price closed at $7 13/16 per share on April 30, 2000.

    The NYSE trading price in relation to the Fund's net asset value per share, as measured by the weekly closing prices during the Fund's six months ended April 30, 2000 ranged from a premium of 2.43% on November 5, 1999 to a discount of 24.86% on March 30, 2000, and ended the period at a discount of 23.26%.

    The Fund has not invested, and presently does not intend to invest, in derivative securities. Although foreign currency hedging is permitted by the Fund's prospectus, the Fund has not engaged in any foreign currency hedging.

PORTFOLIO MANAGEMENT

    Effective December 31, 1999, Dr. Harry Markowitz resigned as the Fund's President and portfolio manager. On December 2, 1999, the Fund's Board of Directors approved the appointment of Daiwa SB Investments Ltd. ("DSBI") as the new investment adviser of the Fund in place of DSTC, effective January 1, 2000. The Fund's stockholders approved the new investment advisory agreement between DSBI and Daiwa SB Investments (U.S.A.) Ltd., the Fund's investment manager, on March 16, 2000. The newly appointed portfolio managers of the Fund are Mr. Koichi Ogawa and Mr. Kazuhiko Hosaka.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

    Mr. Koichi Ogawa, CFA, is the Executive Director and Chief Portfolio Manager of DSBI for all North American clients. A senior member of the Investment Policy Committee (IPC), Mr. Ogawa possesses 26 years of investment experience and has been responsible for Japan stock selection since 1984. He spent nine years with Daiwa Securities as an institutional research analyst and three years in New York analyzing U.S. securities. He graduated from Tohoku University with a BA in Law in 1972.

    Mr. Kazuhiko Hosaka, CMA, is a Senior Portfolio Manager, with a total of 12 years of experience in the Japanese equity market. He joined Daiwa in 1990 as a portfolio manager after spending two years as a securities analyst at Barclays Securities Group. He has been directly responsible for managing Japanese equity portfolios for several North American and European pensions. He graduated from Aoyama Gakuin University with a BA in Law in 1988.

    The Fund's investment objective is to outperform over the long-term, on a total return basis (including appreciation and dividends) the TOPIX. To meet these objectives, the Fund will follow an "active" management style of securities selection that is based on intensive bottom-up analysis supported by a quantitative screening.

    We believe these changes will have a positive long-term affect on the Fund's performance. Once again, we thank you for your continued support of The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,

/s/ Hideaki Matsuura                  /s/ Shunsuke Ichijo
HIDEAKI MATSUURA                      SHUNSUKE ICHIJO
CHAIRMAN OF THE BOARD                 PRESIDENT

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

-------------------------------------------
JAPANESE COMMON STOCKS--95.34%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
CHEMICALS--8.41%
    47,000  Fuji Photo Film Co. Ltd. ..........  $  1,897,706
   125,000  Kao Corp. .........................     3,834,856
   180,000  Konica Corp. ......................       874,487
    49,000  Shin-Etsu Chemical Co., Ltd. ......     2,609,008
                                                 ------------
                                                    9,216,057
                                                 ------------
COMMUNICATION--13.53%
        76  DDI Corp. .........................       878,777
       248  NTT Corp. .........................     3,098,844
       322  NTT DoCoMo, Inc. ..................    10,839,426
                                                 ------------
                                                   14,817,047
                                                 ------------
CONSTRUCTION--1.56%
    59,000  Daiwa House Industry Co., Ltd. ....       396,121
   141,000  Sekisui House, Ltd. ...............     1,301,660
       700  Toenec Corp. ......................         2,285
       800  Tokyo Denki Komusho Co., Ltd. .....         2,685
                                                 ------------
                                                    1,702,751
                                                 ------------
ELECTRIC APPLIANCES--24.46%
     3,300  Advantest Corp. ...................       760,379
    43,000  Canon Inc. ........................     1,980,791
    31,700  Fanuc Ltd. ........................     3,346,177
    65,000  Fujitsu Ltd. ......................     1,854,718
   210,000  Hitachi Ltd. ......................     2,526,110
    10,000  Matsushita Communication Industrial
             Co., Ltd. ........................     1,579,634
   108,000  Matsushita Electric Industrial Co.,
             Ltd ..............................     2,880,268
    11,000  Murata Manufacturer Co., Ltd. .....     2,154,047
   105,000  NEC Corp. .........................     2,878,590

  SHARES                                            VALUE
----------                                       ------------
     8,000  Rohm Co., Ltd. ....................  $  2,700,485
    21,400  Sony Corp. ........................     2,476,445
     5,000  TDK Corp. .........................       674,655
     6,000  Tokyo Electron Ltd. ...............       985,267
                                                 ------------
                                                   26,797,566
                                                 ------------
ELECTRIC POWER & GAS--0.54%
    24,800  Tokyo Electric Power Co., Inc. ....       589,705
                                                 ------------
FOODS--1.48%
   122,000  Itoham Foods Inc. .................       435,714
    90,000  Kirin Brewery Co., Ltd. ...........     1,180,809
       800  Pokka Corp. .......................         3,268
                                                 ------------
                                                    1,619,791
                                                 ------------
GLASS & CERAMIC PRODUCTS--0.36%
   240,000  Nihon Yamamura Glass Co., Ltd. ....       393,883
                                                 ------------
LAND TRANSPORATION--2.26%
        34  East Japan Railway Co. ............       202,909
       270  Nishi-Nippon Railroad Co., Ltd. ...           647
    90,000  Yamato Transport Co., Ltd. ........     2,265,946
                                                 ------------
                                                    2,469,502
                                                 ------------
MACHINERY--1.53%
    87,000  Amada Machinics Co. ...............       182,535
    62,000  Kubota Corp. ......................       203,506
    28,050  Sankyo Co., Ltd., GUNMA ...........     1,292,120
                                                 ------------
                                                    1,678,161
                                                 ------------
METAL PRODUCTS--0.01%
       800  Chofu Seisakusho Co. Ltd. .........        10,377
                                                 ------------

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
NONFERROUS METALS--1.65%
   135,000  Sumitomo Electric Industries,
             Ltd. .............................  $  1,811,498
                                                 ------------
OTHER PRODUCTS--4.33%
     2,500  Avex Inc. .........................       347,352
   140,000  Dai Nippon Printing Co., Ltd. .....     2,392,950
     9,200  Nintendo Co., Ltd. ................     1,544,200
    44,000  Toppan Printing Co., Ltd. .........       463,633
                                                 ------------
                                                    4,748,135
                                                 ------------
PHARMACEUTICAL--7.39%
    26,000  Sankyo Co., Ltd., Gunma ...........       577,023
   120,000  Shionogi & Co., Ltd ...............     1,868,706
    49,000  Takeda Chemical Industries Ltd. ...     3,248,694
    45,000  Yamanouchi Pharmaceutical Co.,
             Ltd. .............................     2,396,028
                                                 ------------
                                                    8,090,451
                                                 ------------
RETAIL TRADE--5.39%
    44,100  Aoki International Co. Ltd. .......       127,480
    25,000  Aoyama Trading Co., Ltd. ..........       328,935
     1,300  Fast Retailing Co. Ltd. ...........       577,024
    13,000  Ito-Yokado Co., Ltd. ..............       956,453
    40,000  Kasumi Co., Ltd. ..................       152,928
    40,000  Nissho Corp. ......................       294,666
    28,000  Seven-Eleven Japan Co., Ltd. ......     3,472,585
                                                 ------------
                                                    5,910,071
                                                 ------------

  SHARES                                            VALUE
----------                                       ------------
RUBBER PRODUCTS--0.50%
    25,000  Bridgestone Corp. .................  $    546,671
                                                 ------------
SERVICES--6.82%
       500  Bellsystem 24 Inc. ................       348,284
   231,000  Daiwa Kosho Lease Co. Ltd. ........       628,982
     2,100  Hitachi Software Engineering Co.
             Ltd ..............................       216,384
     3,800  Konami Co., Ltd. ..................       233,868
        94  NTT Data Corp. ....................     1,262,215
    22,000  Namco Ltd. ........................       904,700
    34,000  Secom Co. Ltd. ....................     2,872,436
    23,000  Tokyo Broadcasting
             System, Inc. .....................     1,008,019
                                                 ------------
                                                    7,474,888
                                                 ------------
TEXTILES & APPAREL--1.17%
    73,000  Teijin Ltd. .......................       328,786
   112,000  Wacoal Corp. ......................       952,480
                                                 ------------
                                                    1,281,266
                                                 ------------
TRANSPORTATION EQUIPMENT--9.65%
    58,000  Honda Motor Co., Ltd. .............     2,612,272
   159,000  Toyota Motor Corp. ................     7,961,861
                                                 ------------
                                                   10,574,133
                                                 ------------
WHOLESALE TRADE--4.30%
    78,000  Fuji Denki Reiki Co., Ltd. ........       293,846
     9,300  Inaba Denkisangyo Co., Ltd. .......        92,532
    87,000  Nagase & Co., Ltd. ................       300,168
    31,000  Ryoyo Electro Corp. ...............       422,044
    33,000  Sangetsu Co., Ltd. ................       578,515
    11,100  Softbank Corp. ....................     2,753,264

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONCLUDED)
-------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
   102,000  Suntelephone Co., Ltd. ............  $    275,829
                                                 ------------
                                                    4,716,198
                                                 ------------
Total Japanese Common Stocks
  (Cost--$74,970,539)..........................   104,448,151
                                                 ------------

-------------------------------------------
SHORT-TERM INVESTMENTS--0.41%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                             VALUE
----------                                       ------------
U.S. DOLLAR TIME DEPOSIT--0.41%
      $448  Bank of New York,
             3.80% due 5/1/2000
             (Cost--$447,864)..................       447,864
                                                 ------------
Total Investments--95.75%
  (Cost--$75,418,404)..........................   104,896,015

Other assets less liabilities--4.25%...........     4,659,876
                                                 ------------

NET ASSETS (Applicable to 10,815,688 shares of
  capital stock outstanding; equivalent to
  $10.13 per share) 100%.......................  $109,555,891
                                                 ============

-------------------------------------------
TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
APRIL 30, 2000

-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
--------                             ----------
Electric Appliances................    24.46%
Communication......................    13.53
Transportation Equipment...........     9.65
Chemicals..........................     8.41
Pharmaceutical.....................     7.39
Services...........................     6.82
Retail Trade.......................     5.39
Other Products.....................     4.33
Wholesale Trade....................     4.30
Land Transportation................     2.26

-------------------------------------------
TEN LARGEST COMMON STOCK
POSITIONS HELD
APRIL 30, 2000

-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----                                ----------
NTT DoCoMo, Inc....................     9.89%
Toyota Motor Corp..................     7.27
Kao Corp...........................     3.50
Seven-Eleven Japan Co., Ltd........     3.17
Fanuc Ltd..........................     3.05
Takeda Chemical Industries Ltd.....     2.97
NTT Corp...........................     2.83
Matsushita Electric Industrial Co.,
Ltd. ..............................     2.63
NEC Corp...........................     2.63
Secom Co. Ltd......................     2.62

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities at value (cost
   $75,418,404)..............................    $ 104,896,015
  Cash denominated in foreign currency (cost
   $2,003,295)...............................        1,973,522
  Receivable for securities sold.............        3,487,687
  Interest and dividends receivable..........          256,397
  Prepaid expenses...........................           21,968
                                                 ------------
    Total assets.............................      110,635,589
                                                 ------------
LIABILITIES
  Payable for securities purchased...........          917,067
  Payable to investment manager..............           29,539
  Payable to administrator...................           22,462
  Accrued expenses and other liabilities.....          110,630
                                                 ------------
    Total Liabilities........................        1,079,698
                                                 ------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 30,000,000 shares authorized;
   10,815,688 shares issued and
   outstanding...............................          108,157
  Paid-in capital in excess of par value.....      109,019,194
  Accumulated net investment loss............         (216,111)
  Accumulated net realized loss on
   investments...............................      (28,785,982)
  Net unrealized appreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........       29,430,633
                                                 ------------
    Net assets applicable to shares
     outstanding.............................    $ 109,555,891
                                                 ============
        NET ASSET VALUE PER SHARE............    $       10.13
                                                 ============

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of witholding taxes of
   $54,832)..................................    $   310,716
  Interest...................................          3,164
                                                 ----------
    Total investment income..................        313,880
                                                 ----------
EXPENSES
  Investment management fee..................        182,486
  Administration fee.........................        114,771
  Custodian fees and expenses................         54,246
  Directors' fees and expenses...............         52,491
  Reports and notices to shareholders........         30,921
  Legal fees and expenses....................         30,470
  Audit and tax services.....................         27,926
  Insurance expense..........................         10,834
  Transfer agency fee and expenses...........          8,463
  Other......................................         17,383
                                                 ----------
    Total Expenses...........................        529,991
                                                 ----------
NET INVESTMENT LOSS..........................       (216,111)
                                                 ----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized gains on investments..........         79,452
  Net realized foreign currency transaction
   losses....................................         (7,346)
  Net change in unrealized appreciation on
   investments in equity securities..........      8,180,380
  Net change in unrealized depreciation on
   translation of short-term investments and
   other assets and liabilities denominated
   in foreign currency.......................        (49,611)
                                                 ----------
Net realized and unrealized gains from
 investment activities and foreign currency
 transactions................................      8,202,875
                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $ 7,986,764
                                                 ==========

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                  FOR THE SIX
                                                  MONTHS ENDED           FOR THE
                                                 APRIL 30, 2000         YEAR ENDED
                                                  (UNAUDITED)        OCTOBER 31, 1999
                                                 ---------------     -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss........................    $      (216,111)    $         (86,450)
  Net realized gain (loss) on:
    Investments..............................             79,452             6,272,776
    Foreign currency transactions............             (7,346)               85,132
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........          8,180,380            29,562,935
    Translation of short term investments and
     other assets and liabilities denominated
     in foreign currency.....................            (49,611)              (34,367)
                                                 --------------      ----------------
  Net increase in net assets resulting from
   operations................................          7,986,764            35,800,026
NET ASSETS:
  Beginning of period........................        101,569,127            65,769,101
                                                 --------------      ----------------
  End of period..............................    $   109,555,891     $     101,569,127
                                                 ==============      ================

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its former name "The Japan Emerging Equity Fund, Inc." and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on the First or Second Section of the Tokyo Stock Exchange or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan and for which market quotations are readily available are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.

    The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 10% on interest and 15% on dividends, paid to the Fund by Japanese corporations.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has entered into an Investment Management Agreement, with Daiwa SB Investments (U.S.A.) Ltd. (the "Manager"). Prior to January 1, 2000, Daiwa Securities Trust Company ("DSTC") acted as the investment adviser to the investment manager with respect to the Fund's investments. Effective January 1, 2000, Daiwa SB Investments Ltd. ("DSBI" or the "Adviser") replaced DSTC as the Fund's investment adviser pursuant to an Investment Advisory Agreement between the Manager and DSBI. For such investment services, the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million and 0.20% of the excess over $50 million of the Fund's average weekly net assets, of which fee 60% was paid by the Manager to DSBI.

    Brokerage commissions of $25,522 were paid by the Fund to Daiwa Securities America Inc., an affiliate of both the Manager, and DSBI, in connection with portfolio transactions during the six months ended April 30, 2000. In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. For the six months ended April 30, 2000, investment management fees and expenses include expenses of $2,465 paid to the Adviser, representing reimbursement to the Adviser of costs relating to the attendance by an employee of the Adviser at meetings of the Fund's Board.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    DSTC provides certain administrative services to the Fund, for which the Fund pays to DSTC a monthly fee at an annual rate of 0.20% of the first $60 million of the Fund's average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000.

    DSTC also acts as custodian for the Fund's assets and has appointed The Sumitomo Bank, Limited (the "Sub-Custodian"), an affiliate of the Manager as well as the Adviser, to act as the sub-custodian for all of the cash and securities of the Fund held in Japan. As compensation for its services as custodian, DSTC receives a monthly

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------
fee and reimbursement of out-of-pocket expenses. Such expenses include fees and out-of-pocket expenses of the Sub-Custodian. During the six months ended
April 30, 2000, DSTC and the Sub-Custodian earned $29,312 and $24,934, respectively, as compensation for custodial services to the Fund.

    At April 30, 2000, the Fund owed $22,462 and $4,675 to DSTC for administration and custodian fees, respectively, excluding fee of $4,558 payable to the Sub-Custodian.

    During the six months ended April 30, 2000, the Fund paid or accrued $30,470 for legal services in connection with the Fund's on-going operations to a law firm of which an Assistant Secretary of the Fund is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at April 30, 2000 was substantially the same as the cost of securities for financial statement purposes. At April 30, 2000, the net unrealized appreciation of investments for federal income tax purposes, excluding short-term securities, of $29,447,612 was composed of gross appreciation of $33,004,169 for those investments having an excess of value over cost, and gross depreciation of $3,556,557 for those investments having an excess of cost over value. For the six months ended April 30, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $30,532,298 and $35,510,334, respectively.

    At October 31, 1999, the Fund had a remaining capital loss carryover of $28,858,088, of which $11,948,247 expires in the year 2005 and $16,909,841 expires in the year 2006.

CAPITAL STOCK

    There are 30,000,000 shares of $0.01 par value common stock authorized. Of the 10,815,688 shares of the Fund outstanding at April 30, 2000, Daiwa Securities America Inc., an affiliate of the Manager and DSTC, owned 14,532 shares.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                         FOR THE SIX
                                        MONTHS ENDED               FOR THE YEARS ENDED OCTOBER 31,
                                       APRIL 30, 2000    ----------------------------------------------------
                                         (UNAUDITED)       1999       1998       1997       1996       1995
                                       ---------------   --------   --------   --------   --------   --------
Net asset value, beginning of
 period.............................       $ 9.39        $ 6.08     $ 6.99     $10.52     $11.47     $14.86
                                          --------       --------   --------   --------   --------   --------
Net investment loss.................        (0.02)        (0.01)     (0.01)     (0.01)     (0.01)     (0.01)
Net realized and unrealized gains
 (losses) on investments and foreign
 currency transactions..............         0.76          3.32      (0.90)     (2.86)      0.19      (1.90)
                                          --------       --------   --------   --------   --------   --------
Net increase (decrease) in net asset
 value resulting from operations....         0.74          3.31      (0.91)     (2.87)      0.18      (1.91)
                                          --------       --------   --------   --------   --------   --------
Less: dividends and distributions to
 shareholders
  Net realized gains on invesments
   and foreign
   currency transactions............         --             --         --       (0.66)     (0.67)     (1.48)
                                          --------       --------   --------   --------   --------   --------
Dilutive effect of
 rights offering....................         --             --         --         --       (0.43)       --
                                          --------       --------   --------   --------   --------   --------
Offering costs charged to paid-in
 capital in excess of par value.....         --             --         --         --       (0.03)       --
                                          --------       --------   --------   --------   --------   --------
Net asset value, end of period......       $10.13        $ 9.39     $ 6.08     $ 6.99     $10.52     $11.47
                                          ========       ========   ========   ========   ========   ========
Per share market value, end
 of period..........................       $ 7.813       $ 9.813    $ 6.875    $ 7.375    $10.375    $12.875
                                          ========       ========   ========   ========   ========   ========
Total Investment return:
  Based on market price at beginning
   and end of period, assuming
   reinvestment of dividends+.......       (20.38)%       42.73%     (6.78)%   (23.76)%   (13.55)%    (4.21)%
  Based on net asset value at
   beginning and end of period,
   assuming reinvestment
   of dividends+....................         7.88 %       54.44%    (13.02)%   (28.73)%    (1.18)%   (13.86)%
Ratios and supplemental data:
  Net assets, end of period
   (in millions)....................     $ 109.6         $ 101.6    $ 65.8     $ 75.6     $ 113.6    $ 92.7
  Ratios to average net assets of:
    Expenses........................         0.96 %*       1.08%      1.19%      1.03%      0.90%      0.97%
    Net investment loss.............        (0.39)%*      (0.11)%    (0.13)%    (0.13)%    (0.04)%    (0.07)%
  Portfolio turnover................        23.64 %       58.70%     52.07%     61.75%     33.89%     28.35%

---------------------------------------------------------------------------
  + For the year ended October 31, 1996, the total investment return includes the benefit of shares resulting from the exercise of rights.
  *  Annualized.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

    On March 16, 2000, the Annual Meeting of Stockholders of The Japan Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon and passed.

    (1) Election of two Class I Directors to the Board of Directors of the Fund, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2003.

                             NUMBER OF SHARES/VOTES
                             ----------------------

                                    PROXY AUTHORITY
       CLASS I          VOTED FOR      WITHHELD
---------------------   ---------   ---------------
Martin J. Gruber        8,591,593       191,562
Hideaki Matsuura        8,580,811       202,344

    In addition to the two Directors re-elected at the Meeting, Austin C. Dowling, Robert F. Gurnee, David G. Harmer and Harry M. Markowitz were the other members of the Board who continued to serve as Directors of the Fund.

    (2) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending October 31, 2000.

                             NUMBER OF SHARES/VOTES
                             ----------------------

VOTED FOR               VOTED AGAINST   ABSTENTIONS
---------------------   -------------   -----------
8,678,512                   64,517         40,114

    (3) To approve a new Investment Advisory Agreement between Daiwa SB Investments (U.S.A.) Ltd., as investment manager of the Fund, and Daiwa SB Investments Ltd., as investment adviser of the Fund.

VOTED FOR               VOTED AGAINST   ABSTENTIONS
---------------------   -------------   -----------
8,517,428                  135,045        130,682

    On April 28, 2000, the Fund reconvened its Annual Meeting of Stockholders and the following matter was voted upon and passed.

    (1) To approve a change in the Fund's investment objective to: to outperform over the long term, on a total return basis (including appreciation and dividends), the TOPIX.

VOTED FOR               VOTED AGAINST   ABSTENTIONS
---------------------   -------------   -----------
5,437,968                   90,191         61,195

----------------------------------------
BOARD OF DIRECTORS
Hideaki Matsuura, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
Robert F. Gurnee
David G. Harmer
Harry M. Markowitz
--------------------------------------------
OFFICERS

Shunsuke Ichijo
PRESIDENT
Judy Runrun Tu
SECRETARY
Laurence E. Cranch
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER
Daiwa SB Investments Ltd.

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
PFPC Inc.

LEGAL COUNSEL
Clifford Chance Rogers & Wells

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2000

                           -------------------------

                                     [LOGO]

                           -------------------------

THE JAPAN EQUITY
 FUND, INC.
c/o Daiwa Securities Trust Company
One Evertrust Plaza
Jersey City, New Jersey 07302

INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER
Daiwa SB Investments Ltd.